December 12, 2008

DREYFUS FUNDS
OFFERING MULTIPLE CLASSES OF SHARES

Supplement to Current Statement of Additional Information

The following information supplements information contained in each Fund's
Statement of Additional Information:

Converting Shares

Under certain circumstances, shares may be converted from one class of shares to another class of the shares of same Fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose shares are converted from one class to another class of same Fund will not realize taxable gain or loss as a result of the conversion.

NY 71883689v2